Litigation and Contingencies - Minimum Royalty and Advertising Obligations Due Under Terms of Certain Licenses Held by Company (Detail) (Minimum [Member], USD $) In Millions, unless otherwise specified	Dec. 29, 2012
Royalty Payments Expense [Member]
Schedule Of Commitments And Contingencies [Line Items]
2013	$ 2.1
2014	1.7
2015	1.5
2016
Beyond
Advertising Expense [Member]
Schedule Of Commitments And Contingencies [Line Items]
2013	6.7
2014	7.7
2015	8.8
2016	2.9
Beyond	$ 5.2